OCTQX: TGEN FIRST QUARTER 2021 Earnings Call May 13, 2021

Participants Chief Executive OfficerBenjamin Locke President & Chief Operating OfficerRobert Panora 2 General Counsel & SecretaryJack Whiting Chief Accounting OfficerRoger Deschenes

Safe Harbor Statement 3 This presentation and accompanying documents contain “forward-looking statements” which may describe strategies, goals, outlooks or other non- historical matters, or projected revenues, income, returns or other financial measures, that may include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate," "project," "target," "potential," "will," "should," "could," "likely," or "may" and similar expressions intended to identify forward-looking statements. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors that may cause our actual results to differ materially from those expressed or implied by such forward-looking statements. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation to update or revise any forward-looking statements. In addition to those factors described in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q under “Risk Factors”, among the factors that could cause actual results to differ materially from past and projected future results are the following: fluctuations in demand for our products and services, competing technological developments, issues relating to research and development, the availability of incentives, rebates, and tax benefits relating to our products and services, changes in the regulatory environment relating to our products and services, integration of acquired business operations, and the ability to obtain financing on favorable terms to fund existing operations and anticipated growth. In addition to GAAP financial measures, this presentation includes certain non-GAAP financial measures, including adjusted EBITDA which excludes certain expenses as described in the presentation. We use Adjusted EBITDA as an internal measure of business operating performance and believe that the presentation of non-GAAP financial measures provides a meaningful perspective of the underlying operating performance of our current business and enables investors to better understand and evaluate our historical and prospective operating performance by eliminating items that vary from period to period without correlation to our core operating performance and highlights trends in our business that may not otherwise be apparent when relying solely on GAAP financial measures.

Earnings Call Agenda Agenda: Tecogen Overview Q1 2021 Results Earnings Takeaways • Reduced OpEx – 21% YoY • Gross margin improvement • Cash and equivalents balance 03/31/21of $3.7 million vs. $1.5 million YE 2020 Q&A 4

Leader in Distributed Generation Technology • Unmatched efficiency of air-conditioning and cooling systems • Ultera technology ensures emissions compliance in most stringent US districts • Enable black-start and off-grid power generation • Ranked 3rd in quantity of microgrids deployed in US by Wood Mackenzie Positioned For Low Carbon Future • High efficiency enables significant carbon reductions compared to heating and cooling systems dependent on grid Proprietary Ultera Emissions Technology • Demonstrated success across range of engine brands and sizes • Considering options to expand commercialization Clean and Efficient Energy Systems Tecogen Overview 5

Q1 2021 Results

Tecogen

- Revenue = $6.1 million
  - Compared to $8.0 million in 1Q '20, 24% decrease
  - Product revenue down 30%
  - Service down 21% from lower installation activity, Maintenance contract revenue increased 12%
  - Energy production down 13% due to facility closures
- Gross Margin = 49%
- Op Ex = $3.1 million
  - Reduced OpEx by 21% vs. 1Q'20
- Net income of $1.8 million
  - Compared to $1.2 million loss in 1Q'20
- Adjusted EBITDA = positive $20 K
  - Compared to negative $817K in 1Q'20

$ in thousands	1Q'21	1Q'20	YoY Change	
Revenue				
Products	$ 2,123	$ 3,052	$ (929)	
Service	3,281	4,160	(879)	
Energy Production	653	751	(98)	
Total Revenue	6,057	7,963	(1,906)	-23.9%
Gross Profit				
Products	$ 948	$ 1,249	$ (300)	
Service	1,744	1,277	467	
Energy Production	259	266	(7)	
Total Gross Profit	2,951	2,792	159	5.7%
Gross Margin: %				
Products	44.7%	40.9%	4%	
Service	53.1%	30.7%	22%	
Energy Production	39.7%	35.5%	4%	
Total Gross Margin	48.7%	35.1%	14%	
Operating Expenses				
General & administrative	$ 2,454	$ 2,689	$ (236)	
Selling	510	856	(346)	
Research and development	126	364	(238)	
Total operating expenses	3,090	3,910	(819)	-21.0%
Operating profit (loss)	(139)	(1,117)	978	87.6%
Adjusted EBITDA	$ 20	$ (817)	$ 837	102.4%

*Adjusted EBITDA is defined as net income (loss) attributable to Tecogen Inc, adjusted for interest, depreciation and amortization, stock-based compensation expense, unrealized loss on investment securities, non-cash abandonment of intangible assets, goodwill impairment and extinguishment of debt.

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Q1 Adjusted EBITDA Reconciliation 7 Reconciliation of Q1 2021 Net Income to Adjusted EBITDA EBITDA: Earnings Before Interest, Taxes, Depreciation & Amortization EBITDA Non-cash adjustments • Gain on extinguishment of debt • Stock based compensation • Unrealized and realized (gain) loss on investment securities • Abandonment of intangible assets Adjusted EBITDA favorably impacted by decreased OPEX • OPEX spending decreased 21% YOY • Improved gross margin and gross margin percent – sales mix and pricing Non-GAAP financial disclosure (in thousands) 2021 2020 Net income (loss) attributable to Tecogen Inc. 1,767$ (1,202)$ Interest expense, net 6 48 Income tax expense 8 5 Depreciation & amortization, net 124 90 EBITDA 1,905 (1,059) Gain on extinguishment of debt (1,888) - Stock based compensation 39 42 Unrealized (gain) loss on marketable securities (37) 20 Realized gain on sale of marketable securities (6) - Abandonment of intangible assets 7 180 Adjusted EBITDA* 20$ (817)$ Quarter Ended, March 31,

1Q ’21 Performance by Segment Product revenue decreased 30% QoQ • Cogeneration sales impacted by COVID-19 • Continued Chiller sales • Engineered accessories up 105% QoQ • Product backlog improving Service revenue declined 21% QoQ • Due to Installation services down 69% QoQ • Service contracts/parts up 12% QoQ Energy Production declined 13% QoQ • COVID-19 setbacks and facility closures • Increased 48% over Q4 ’20, 77% over Q3 ‘20 Gross Margins at 49% 8 Energy Production Revenue Recovering Service Contracts/Parts Continue Recovery Product Sales Impacted by COVID YTD Revenue ($ thousands) 2021 2020 YoY Growth % of Total Rev Revenue Cogeneration 47$ 3,236$ -99% 0.2% Chiller 1,457 (486) 400% 5.2% Engineered accessories 619 301 105% 2.2% Total Product Revenue 2,123 3,051 -30% 7.5% Service Contracts and Parts 2,763 2,466 12% 9.8% Installation Services 518 1,694 -69% 1.8% Total Service Revenue 3,281 4,160 -21% 11.6% Enery Production 653 751 -13% 2.3% Total Revenue 6,057$ 7,962$ -24% 100.0% Cost of Sales Products 1,174$ 1,803$ -35% Services 1,538 2,883 -47% Energy Production 394 484 -19% Total Cost of Sales 3,106$ 5,170$ -40% Gross Profit 2,951$ 2,792$ 6% 10.4% Net income (loss) 1,767$ (1,202)$ Gross Margin Products 45% 41% Services 53% 31% Aggregate Products and Services 50% 35% Energy Production 40% 35% Overall 49% 35% YTD Gross Margin 2021 2020 Target Products 49% 35% 42 - 45% YTD Gross Margin 2021 2020 Target Overall Gross Margin 49% 35% 35-40%

9 1Q ‘21 Earnings Takeaways Business Segments Recovering from COVID Challenges • Product sales down; Product backlog increased 36% from year end • Service contracts/parts revenue increased 12% QoQ despite COVID setbacks • Energy production revenues are beginning to recover Stable Cash Position • PPP loan forgiveness ($1.9M) and PPP Second Draw loan ($1.9M) • $0.4 million in cash provided by operations in 2021 • Quarter-end cash and equivalent balance of $3.7 million Sustainable Corporate Improvements • Reduced OpEx by 21% QoQ • Improved margins in all segments • More efficient and streamlined corporate functions Current Backlog = $10.9 million • Product backlog = $10.6 million • Installation backlog = $0.3 million

10 Tecogen Path to Profitability Grow Core Business Segments • Expanding sales network, product offerings, chiller market • Continue expanding service O&M • Identify opportunistic energy production investments Commercialize Ultera • Support Origin Engine agreement • Continue catalyst development • Focus on industrial and mobile applications Maintain Corporate Improvements • Sustainable OpEx • Maintain improved margins Shareholder Letter • https://www.tecogen.com/2021-tecogen-letter-to-shareholders Tecogen Shareholder Letter

Q&A Company Information Tecogen, Inc 45 First Ave Waltham, MA 02451 www.Tecogen.com Contact information Benjamin Locke, CEO 781.466.6402 Benjamin.Locke@Tecogen.com 11